                                  EXHIBIT 32.2

                                  CERTIFICATION

      PURSUANT TO 18 U.S.C SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Rand Capital SBIC, L.P. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the Form 10-Q) of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

   Dated: May 13, 2004

                                                   /s/ Allen F. Grum
                                        ----------------------------------------
                                                Allen F. Grum, President
                                        (Chief Executive Officer of Rand Capital
                                           Corporation and equivalent of Chief
                                        Executive Officer of Rand Capital SBIC,
                                                         L.P.)

   Dated: May 13, 2004

                                                /s/ Daniel P. Penberthy
                                        ----------------------------------------
                                         Daniel P. Penberthy, Treasurer of Rand
                                                  Capital Corporation
                                        (equivalent of chief financial officer
                                               of Rand Capital SBIC, L.P.)